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                                                                   EX-99.B9CVII


                                 AMENDMENT NO. 6
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds, Inc.
         Corporate Income Fund
         Enterprise Fund
         Federal Bond Fund
         New Pacific Fund
         U.S. Growth Fund
         World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
         Delaware Fund
         Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
         Blue Chip Fund (New)
         Decatur Income Fund
         Decatur Total Return Fund
         Quantum Fund (New)

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
         Capital Appreciation Fund (New)
         DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
         Value Fund
         Retirement Income Fund (New)

Delaware Group Government Fund, Inc.
         Government Income Series (U.S. Government Fund)

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         *Except as otherwise noted, all Portfolios included on this Schedule
A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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Delaware Group Global & International Funds, Inc.
         Emerging Markets Fund (New)
         Global Assets Fund
         Global Bond Fund
         International Equity Fund
         Global Equity Fund (New)
         International Small Cap Fund (New)

Delaware Group Income Funds, Inc. (formerly Delchester)
         Delchester Fund
         High-Yield Opportunities Fund (New)
         Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund
         U. S. Government Money Fund

Delaware Pooled Trust, Inc.
         The Aggressive Growth Portfolio
         The Defensive Equity Portfolio
         The Defensive Equity Small/Mid-Cap Portfolio (New)
         The Defensive Equity Utility Portfolio (New)
         The Emerging Markets Portfolio (New)
         The Fixed Income Portfolio
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio (New)
         The International Equity Portfolio
         The International Fixed Income Portfolio (New)
         The Labor Select International Equity Portfolio
         The Limited-Term Maturity Portfolio (New)
         The Real Estate Investment Trust Portfolio

Delaware Group Premium Fund, Inc.
         Capital Reserves Series
         Cash Reserve Series
         Convertible Securities Series (New)
         Decatur Total Return Series
         Delaware Series
         Delchester Series
         Devon Series (New)
         Emerging Markets Series (New)
         DelCap Series
         Global Bond Series (New)
         International Equity Series
         Quantum Series (New)
         Strategic Income Series (New)
         Trend Series
         Value Series

Delaware Group Tax-Free Fund, Inc.
         Tax-Free Insured Fund
         Tax-Free USA Fund
         Tax-Free USA Intermediate Fund

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Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

DMC Tax-Free Income Trust-Pennsylvania
  (doing business as Tax-Free Pennsylvania Fund)

Voyageur Funds, Inc.
         Voyageur U.S. Government Securities Fund (New)

Voyageur Insured Funds, Inc.
         Arizona Insured Tax Free Fund (New)
         Colorado Insured Fund (New)
         Minnesota Insured Fund (New)
         National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
         Arizona Limited Term Tax Free Fund (New)
         California Limited Term Tax Free Fund (New)
         Colorado Limited Term Tax Free Fund (New)
         Minnesota Limited Term Tax Free Fund (New)
         National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
         California Insured Tax Free Fund (New)
         Florida Insured Tax Free Fund (New)
         Florida Tax Free Fund (New) Kansas Tax Free Fund (New)
         Missouri Insured Tax Free Fund (New)
         New Mexico Tax Free Fund (New)
         Oregon Insured Tax Free Fund (New)
         Utah Tax Free Fund (New)
         Washington Insured Tax Free Fund (New)

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Voyageur Investment Trust II
         Florida Limited Term Tax Free Fund (New)

Voyageur Mutual Funds, Inc.
         Arizona Tax Free Fund (New)
         California Tax Free Fund (New)
         Iowa Tax Free Fund (New)
         Idaho Tax Free Fund (New)
         Minnesota High Yield Municipal Bond Fund (New)
         National High Yield Municipal Bond Fund (New)
         National Tax Free Fund (New)
         New York Tax Free Fund (New)
         Wisconsin Tax Free Fund (New)

Voyageur Mutual Funds II, Inc.
         Colorado Tax Free Fund (New)

Voyageur Mutual Funds III, Inc.
         Aggressive Growth Fund (New)
         Growth Stock Fund (New)
         International Equity Fund (New)
         Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
         Minnesota Tax Free Fund (New)
         North Dakota Tax Free Fund (New)

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Dated as of July 21, 1997

DELAWARE SERVICE COMPANY, INC.

By:      /s/ David K. Downes
         -----------------------------
         David K. Downes
         President, Chief Executive Officer and Chief Financial Officer

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED -TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX FREE MONEY FUND, INC.
DELAWARE GROUP TREND FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.

By:      /s/Waye A. Stork
         -------------------------------
         Wayne A. Stork
         Chairman, President and
         Chief Executive Officer

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